UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2006

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 585-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) – Dismissal of Previous Independent Registered Public Accounting Firm

(i)	On April 4, 2006, the Audit Committee of the Board of Directors of the Company dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm.

(ii)	The Audit Committee of the Board of Directors of the Company participated in and approved the decision to dismiss D&T.

(iii)	The reports of D&T on the consolidated financial statements of the Company for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that D&T’s report on the consolidated financial statements for the year ended December 31, 2005 contained an explanatory paragraph relating to the restatement described in Note 16.

(iv)	During the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through the date of D&T’s dismissal, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the subject matter of such disagreements in connection with its reports.

(v)	In connection with its audit of the Company’s consolidated financial statements for the year ended December 31, 2005 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005, D&T reported a material weakness related to the Company’s determination of the proper accounting treatment for certain aspects of revenue recognition, specifically the application of the residual method under the AICPA’s Statement of Position (SOP) 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions as it applies to the Company’s allocation of revenues between software license fees and maintenance. Except for the material weakness in internal control over financial reporting described in this paragraph, during the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through the date of D&T’s dismissal, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company has authorized D&T to respond fully to the inquiries of the successor independent registered public accounting firm concerning this material weakness.

(b) - New Independent Registered Public Accounting Firm.

On April 4, 2006, the Company engaged McGladrey & Pullen, LLP (“M&P”) as its new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2006, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2006. The Audit Committee of the Board of Directors of the Company participated in and approved the decision to engage M&P. During the fiscal years ended December 31, 2005 and 2004 and the subsequent interim period preceding M&P’s engagement, the Company has not consulted with M&P regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that D&T furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements in this Item 4.01, and, if not, stating the respects in which it does not agree. A copy of such letter dated April 6, 2006, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits.

        The following exhibit is furnished as part of this report:

ExhibitNumber	Description
Ex-16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION
(Registrant)

Date: April 7, 2006	By:	/s/ John D. Ireland
John D. Ireland Sr. Vice President; General Counsel

EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number		Sequentially Numbered Page
Ex-16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 6, 2006.	4